Exhibit 10.4
FIRST AMENDMENT AND WAIVER
TO AMENDED AND RESTATED
CREDIT AGREEMENT
     THIS FIRST AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of March 21, 2007 among NEWPARK RESOURCES, INC., a Delaware corporation (“Newpark”), each of the other Borrowers signatory hereto (collectively with Newpark, “Borrower” or “Borrowers”); the other Loan Parties signatory hereto; JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), for itself, as Lender and LC Issuer, and as agent for Lenders (in such capacity, the “Agent”); and the other Lenders signatory hereto.
     WHEREAS, Borrowers, the other Loan Parties, Agent, the LC Issuer and Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of December 29, 2006 (as amended, restated or modified from time to time, the “Credit Agreement”);
     WHEREAS, one of the Borrowers effected a name change from NMIS LLC to Newpark Mats & Integrated Services LLC, and the Company amended its bylaws (each, as further described in Section 4.01 below), which changes Borrowers and the other Loan Parties have represented to Agent and Lenders did not and do not negatively affect the Borrowers’ or Loan Parties’ ability to perform their respective obligations under the Credit Agreement or any other of the Loan Documents;
     WHEREAS, Borrowers, the other Loan Parties, Lenders, the LC Issuer and Agent desire to amend the Credit Agreement to allow and provide for such matters contained herein, all as hereinafter set forth.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
Definitions
     Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.
ARTICLE II
Amendments
     Section 2.01 Amendment of Preamble. Effective as of the Effective Date, the preamble of the Credit Agreement is hereby amended and restated to read as follows:
“This Amended and Restated Credit Agreement, dated as of December 29, 2006, is among Newpark Resources, Inc., a Delaware corporation, as the Company and
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as a Borrower, Batson Mill LLC, a Texas limited liability company, Dura-Base Nevada, Inc., a Nevada corporation, Excalibar Minerals LLC, a Texas limited liability company, Newpark Drilling Fluids LLC, a Texas limited liability company, Newpark Environmental Management Company, L.L.C., a Louisiana limited liability company, Newpark Environmental Services LLC, a Texas limited liability company, Newpark Texas, L.L.C., a Louisiana limited liability company, Newpark Environmental Water Solutions LLC, a Delaware limited liability company, Newpark Mats & Integrated Services LLC, a Texas limited liability company, each as a Borrower, the other Loan Parties, the Lenders, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), as an LC Issuer and as the Agent.”
      Section 2.02 Amendment to Article I. Effective as of the Effective Date, the following definitions found in Article I of the Credit Agreement are each hereby amended and restated in their entireties to read as follows:
     “‘Authorized Officer’ means any of (i) James E. Braun, (ii) Paul L. Howes, (iii) Joseph L. Gocke, or (iv) until the effective date of termination of his employment with the Company, John R. Dardenne.
     ‘Borrower’ or ‘Borrowers’ means, individually or collectively, jointly and severally, the Company, Batson Mill LLC, a Texas limited liability company, Dura-Base Nevada, Inc., a Nevada corporation, Excalibar Minerals LLC, a Texas limited liability company, Newpark Drilling Fluids LLC, a Texas limited liability company, Newpark Environmental Management Company, L.L.C., a Louisiana limited liability company, Newpark Environmental Services LLC, a Texas limited liability company, Newpark Texas, L.L.C., a Louisiana limited liability company, Newpark Environmental Water Solutions LLC, a Delaware limited liability company and Newpark Mats & Integrated Services LLC, a Texas limited liability company.”
     Section 2.03 Amendment to Section 6.1(t). Effective as of the Effective Date, Section 6.1(t) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(t) on (i) each of April 16, 2007 and September 4, 2007 for Fiscal Year 2007 and (ii) the first Business Day of the months of March and September for each Fiscal Year thereafter, a certificate of good standing for each Loan Party from the appropriate governmental officer in its jurisdiction of incorporation, formation, or organization.”
     Section 2.04 Amendment to Pricing Schedule. Effective as of the Effective Date, the Pricing Schedule attached to the Credit Agreement is hereby amended by deleting the reference to “March 30, 2006” therein and substituting “March 31, 2007” in lieu thereof.”
     Section 2.05 Amendment to Credit Agreement and Other Loan Documents. Effective as of the Effective Date, with respect to the Credit Agreement and the other Loan
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Documents, all references in each such agreement to (i) “Borrower”, “Loan Party” and “Guarantor” shall be deemed to include Batson Mill LLC, Excalibar Minerals LLC, Newpark Environmental Services LLC, Newpark Mats & Integrated Services LLC, and Newpark Drilling Fluids LLC (in addition to all other Borrowers, Loan Parties and Guarantors) and (ii) “Batson Mill, L.P.” shall mean Batson Mill LLC, “Excalibar Minerals Inc.” shall mean Excalibar Minerals LLC, “Newpark Drilling Fluids, LP.” shall mean Newpark Drilling Fluids LLC, “Newpark Environmental Services of Texas, L.P.” shall mean “Newpark Environmental Services LLC, and “Soloco Texas, L.P.” shall mean Newpark Mats & Integrated Services LLC.
ARTICLE III
     Section 3.01 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (such date on which such conditions are satisfied being the “Effective Date”), unless specifically waived by Agent and Required Lenders:
     (a) Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance reasonably satisfactory to Agent and Lenders:
     (i) this Amendment;
     (ii) a copy of the amended and restated bylaws of the Company (the “Amended Bylaws”), certified by its Secretary or Assistant Secretary as a true, correct and complete copy thereof in effect as of the date hereof and the Effective Date and a true correct and complete copy of each of the resolutions adopted by each Loan Party’s Board of Directors or of its members or any other body authorizing the execution, delivery and performance of this Amendment and any other Loan Documents to which such Loan Party is a party, certified by its Secretary or Assistant Secretary;
     (iii) an incumbency certificate, executed by each Loan Party’s Secretary or Assistant Secretary (or Secretary or Assistant Secretary of the general partner of such Person, if applicable), which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers such Loan Party authorized to sign this Amendment or any other Loan Documents to which such Loan Party is a party;
     (iv) a certified copy of the certificate of amendment of NMIS LLC, a Texas limited liability company, evidencing its name change to Newpark Mats & Integrated Services LLC filed in the Office of the Secretary of State of the State of Texas.
     (v) such additional documents, instruments and information as Agent or Lenders or their legal counsel may reasonably request.
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     (b) The representations and warranties contained in the Credit Agreement and/or in the other Loan Documents in each case, as Modified (hereinafter defined) hereby and as contained herein shall be true and correct as of the Effective Date as if made on such date, except to the extent such representations and warranties (i) relate to any matter with respect to which written notice has been given to Agent and/or Lenders by Loan Parties pursuant to and in accordance with the Credit Agreement or (ii) which by their terms expressly speak as of an earlier date;
     (c) No Default or Unmatured Default (in each case, after giving effect to the Modifications contained in this Amendment) shall have occurred and be continuing.
     (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent, Lenders and their legal counsel.
     The term “Modified” as used herein shall mean and include expressly amended, modified or waived, as the case may be, and shall include correlative meanings thereof; provided however, for the avoidance of doubt, the term “Modified” shall not include any waivers that are subsequently terminated and of no longer of any force and effect pursuant to the terms hereof.
     Section 3.02 Conditions Subsequent. The continued effectiveness of the waivers contained in Section 4.01 of this Amendment is subject to the satisfaction of the following conditions subsequent on or before April 6, 2007 or such later date, as may be agreed to in writing by Agent and Required Lenders (April 6, 2007 or such later date, if any, the “Subsequent Satisfaction Date”), unless specifically waived by Agent and the Required Lenders:
     (a) a fully executed copy of a consent, waiver and/or amendment to the Term Agreement (“Term Agreement Waiver”), in form and substance satisfactory to Agent and Required Lenders, in their Permitted Discretion, pursuant to which the requisite lenders and if required, requisite agents thereunder consent to the Loan Parties’ actions or otherwise expressly waive such matters which are in violation of the Term Agreement, as described in Section 4.01 of this Amendment.
     (b) No Default or Unmatured Default (in each case, after giving effect to the consents and/or waivers contained in the Term Agreement Waiver and the Modifications contained in this Amendment) shall have occurred and be continuing.
ARTICLE IV
Limited Waivers and Other Agreements
     Section 4.01 Acknowledgment and Limited Waiver. Loan Parties hereby acknowledge the occurrence and continuation of certain Defaults in connection with (x) the previous name change of NMIS LLC to Newpark Mats & Integrated Services LLC on or around March 9, 2007 and (y) the Company’s adoption of the Amended Bylaws effective as of March 7, 2007, in each case, in violation of Sections 6.4, 6.23 and 6.25, as applicable, of the Credit Agreement, which Defaults (collectively, the “Existing Events of Default”) are hereby waived by
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the Lenders effective as of the Effective Date of this Amendment, and such waivers shall continue to be effective from the Effective Date to and including the Subsequent Satisfaction Date; provided however, notwithstanding the foregoing, such waivers shall automatically terminate and be of no further force and effect effective as of the Effective Date, without notice or any other future act or instrument being required, upon the earlier to occur of (i) the exercise of remedies or delivery of notice of such intention under the Term Agreement by the Term Collateral Agent, Term Administrative Agent and/or Term Lenders party thereto pursuant to any Existing Events of Default and (ii) the failure of Loan Parties to satisfy the conditions subsequent set forth in Section 3.02 hereof on or before the Subsequent Satisfaction Date; provided further however, in the event the waivers have not been terminated pursuant to clause (i) above, and the conditions subsequent set forth in Section 3.02 hereof are satisfied on or before the Subsequent Satisfaction Date (or Agent and Required Lenders waive such conditions in writing), the Existing Events of Default shall be deemed waived from and after the Effective Date.
     Section 4.02 Amendment of Agreement Regarding Post Closing Matters. The Borrowers, the other Loan Parties, Agent and the Lenders agree that, as of the Effective Date, each deadline set forth under “Time for Performance to be Completed” referenced in Exhibit A to the Agreement Regarding Post Closing Matters, dated as of December 29, 2006, by and among Borrowers, the other Loan Parties and Agent is hereby amended as follows:
     (a) Item 1 of Exhibit A is hereby amended by deleting the reference to “60 days after the Closing Date” in clause (ii) therein and substituting “April 30, 2007” in lieu thereof;
     (b) Item 2 of Exhibit A is hereby amended by deleting the reference to “April 1, 2007” therein and substituting in its place “April 30, 2007” in lieu thereof; and
     (c) Item 3 of Exhibit A is hereby amended by deleting the reference to “60 days after the Closing Date” therein and substituting in its place “April 30, 2007” in lieu thereof.
     Section 4.03 No Waiver.
     (a) Except as expressly set forth in Section 4.01, nothing contained in this Amendment shall be construed as a consent or waiver by Agent or any Lender of any covenant or provision of this Amendment, the Credit Agreement, the other Loan Documents, or of any other contract or instrument between any Borrower or any Loan Party and Agent or any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by any Borrower or any Loan Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith. Subject to the terms and provisions of this Amendment, Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Borrower or any Loan Party and Agent or any Lender. Nothing set forth herein shall constitute a course of dealing among the parties, and neither Agent
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nor the Lenders shall have any obligation to further amend, waive or modify any terms and provisions of the Credit Agreement or any of the other Loan Documents.
     Section 4.04 This Amendment shall constitute delivery of a “notice of default” by Loan Parties of the Existing Events of Default as required by the Credit Agreement.
ARTICLE V
Ratifications, Representations and Warranties
     Section 5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as Modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are each ratified and confirmed and shall continue in full force and effect. Additionally, each Borrower and each Loan Party each hereby ratifies and confirms their agreements under the Credit Agreement and the other Loan Documents, in each case as Modified hereby, as a Borrower and as a Loan Party, respectively, as of each of the date hereof, the Effective Date and the Subsequent Satisfaction Date. Each Borrower and Loan Party hereby agrees that all Liens and security interests securing payment of the Obligations are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations, as the same may have been Modified by this Amendment and the documents executed in connection herewith, in each case as of each of the date hereof, the Effective Date and the Subsequent Satisfaction Date.
     Section 5.02 Ratification of Guaranty. As of each of the date hereof, the Effective Date and the Subsequent Satisfaction Date, each Guarantor hereby ratifies and confirms its guaranty to Agent and Lenders (the “Guaranty”) and each Guarantor hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Agent or Lenders under the Guaranty. Each Guarantor agrees that all references in such Guaranty to the “Guaranteed Obligations” shall include, without limitation, all of the obligations of Borrowers to Agent and Lenders under the Credit Agreement, as amended hereby. Finally, each Guarantor hereby represents and acknowledges, as of each of the date hereof, the Effective Date and the Subsequent Satisfaction Date, that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty and shall not constitute a waiver by Agent or Lenders of any of their rights against such Guarantor.
     Section 5.03 Representations and Warranties. Each Borrower and each Loan Party hereby represents and warrants to Agent and Lenders as of the date hereof and the Effective Date that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and such Loan Party and will not violate the certificate/articles of incorporation or other analogous formation document of such Borrower
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or such Loan Party or the bylaws (including the Amended Bylaws) or other analogous charter or organizational documents of such Borrower or such Loan Party, (ii) the representations and warranties contained in the Credit Agreement, and any other Loan Document, in each case as Modified hereby, are true and correct on and as of the date hereof and as of the Effective Date as though made on and as of such date, except to the extent any such representations and warranties (A) relate to any matter with respect to which written notice has been provided by Loan Parties pursuant to and in accordance with the Credit Agreement or (B) which by their terms expressly speak as of an earlier date, (iii) such Borrower or such Loan Party is in full compliance with all covenants and agreements contained in the Credit Agreement, each as Modified hereby, (iv) such Borrower or such Loan Party has not amended its certificate/articles of incorporation or other analogous formation document or bylaws or other analogous charter or organizational documents on or after December 29, 2006 except (A) solely pursuant to consummation of the Permitted Restructuring, (B) the Company’s adoption of the Amended Bylaws, and (C) the name change of NMIS LLC to Newpark Mats & Integrated Services LLC, and (v) all requisite corporate proceedings, including any shareholder consents that may be required, authorizing the Permitted Restructuring, the Company’s adoption of the Amended Bylaws and the name change of NMIS LLC to Newpark Mats & Integrated Services LLC were taken and obtained prior to the consummation of such transactions.
ARTICLE VI
Miscellaneous
     Section 6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, in each case, as Modified hereby, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.
     Section 6.02 Reference to Credit Agreement; Obligations. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, are hereby amended so that any reference in such Loan Documents to the Credit Agreement or any other Loan Documents shall mean a reference to the Credit Agreement or such other Loan Document, in each case as Modified hereby. Each Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute “Obligations” as defined in the Credit Agreement and as used in the Loan Documents.
     Section 6.03 Expenses. As provided in the Credit Agreement, each Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent’s legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or
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preservation of any rights under the Credit Agreement or any other Loan Document, in each case as Modified hereby.
     Section 6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.
     Section 6.05 APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     Section 6.06 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, Borrowers, the other Loan Parties signatory hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of each Lender.
     Section 6.07 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     Section 6.08 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
     Section 6.09 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     Section 6.10 Release. EACH OF BORROWER AND THE OTHER LOAN PARTIES SIGNATORY HERETO HEREBY ACKNOWLEDGE THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. EACH OF BORROWER AND THE OTHER LOAN PARTIES SIGNATORY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM
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ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR THE OTHER LOAN PARTIES SIGNATORY HERETO MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
      Section 6.11 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.
      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]
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     IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective as of the Effective Date.

BORROWERS:

NEWPARK RESOURCES, INC.,
BATSON MILL LLC,
DURA-BASE NEVADA, INC.,
EXCALIBAR MINERALS LLC,
NEWPARK DRILLING FLUIDS LLC,
NEWPARK ENVIRONMENTAL SERVICES LLC,
NEWPARK ENVIRONMENTAL MANAGEMENT COMPANY, L.L.C.,
NEWPARK TEXAS, L.L.C.,
NEWPARK ENVIRONMENTAL WATER SOLUTIONS LLC and
NEWPARK MATS & INTEGRATED SERVICES LLC

By:	/s/ James E. Braun
Name:	James E. Braun
Title:	VP

LOAN PARTIES: NEWPARK ENVIRONMENTAL SERVICES MISSISSIPPI, L.P.
By:	Newpark Texas, L.L.C., its general partner

By:	/s/ James E. Braun
Name:	James E. Braun
Title:	VP

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LENDERS: JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)) Individually, as Agent and LC Issuer
By:	/s/ J. Devin Mock
J. Devin Mock
Vice President

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BANK OF AMERICA, N.A., as Lender
By:	/s/ John M. Olsen
John M. Olsen
Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION, as Lender
By:	/s/ Cheryl Denenea
Cheryl Denenea
Vice President

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WHITNEY NATIONAL BANK, as Lender
By:	/s/ Josh Jones
Josh Jones
Assistant Vice President

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